UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  March 3, 2025

ALZAMEND NEURO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40483	81-1822909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Peachtree Road NE, Second Floor, Suite 103, Atlanta, GA 30326

(Address of principal executive offices) (Zip Code)

(844) 722-6333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ALZN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation; Change in Fiscal Year

Bylaws Amendment

On February 28, 2025, the board of directors (the “Board”) of Alzamend Neuro, Inc. (the “Company”) determined that it was in the best interests of the Company and its stockholders to amend the Amended and Restated Bylaws of the Company (the “Bylaws”), and by resolution authorized, approved and adopted the First Amendment to the Amended and Restated Bylaws of the Company (the “First Amendment”). The First Amendment became effective immediately upon adoption by the Board.

The only substantive change of the First Amendment from the Bylaws was to amend Article II, Section 2.6 of the Bylaws to decrease the quorum requirement for a meeting of stockholders from a majority of the outstanding capital stock of the Company entitled to vote, represented in person or by proxy, to 35% of the outstanding capital stock of the Company entitled to vote, represented in person or by proxy.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the First Amendment, which is attached hereto as Exhibit 3.1, and incorporated herein by reference.

Certificate of Designations

On February 28, 2025, the Company filed a Certificate of Designations of Rights and Preferences (the “Certificate of Designation”) with the Secretary of State of the State of Delaware to establish the preferences, voting powers, limitations as to dividends or other distributions, qualifications, terms and conditions of redemption and other terms and conditions of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”). As previously disclosed in a Current Report on Form 8-K (the “Form 8-K”) filed on February 28, 2025 with the Securities and Exchange Commission, on February 28, 2025, the Company entered into a Securities Purchase & Exchange Agreement with a sophisticated investor (the “Purchaser”), pursuant to which the Company agreed to (i) exchange the Purchaser’s 97.7511 shares of the Company’s Series A Convertible Preferred Stock for an equal number of shares of Series C Preferred Stock and (ii) sell to the Purchaser up to 500 shares of Series C Preferred Stock. A summary description of the terms of the Series C Preferred Stock and the general effect of the issuance of the shares of Series C Preferred Stock on the Company’s other classes of registered securities were included in the Form 8-K and are incorporated herein by reference.

The Certificate of Designation became effective upon filing, and a copy is filed as Exhibit 3.2 to this Current Report on Form 8-K. The above description of the Certificate of Designation is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
3.1	First Amendment to the Amended and Restated Bylaws.

3.2	Certificate of Designations of Preferences and Rights of Series C Preferred Stock.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALZAMEND NEURO, INC.

Dated: March 3, 2025	/s/ Henry Nisser
Henry Nisser Executive Vice President and General Counsel